Exhibit 32

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q for the quarter ended April 30, 2014 for Donaldson Company, Inc.:

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, William M. Cook, Chief Executive Officer of Donaldson Company, Inc., certify that:

1.

The Form 10-Q of Donaldson Company, Inc. for the quarter ended April 30, 2014, (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Donaldson Company, Inc.

Date: June 6, 2014	/s/ William M. Cook
William M. Cook
Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, James F. Shaw, Chief Financial Officer of Donaldson Company, Inc., certify that:

1.

The Form 10-Q of Donaldson Company, Inc. for the quarter ended April 30, 2014, (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Donaldson Company, Inc.

Date: June 6, 2014	/s/ James F. Shaw
James F. Shaw
Chief Financial Officer

34